                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):    July 1, 1999
                                                       ------------------------


                                   AMFM Inc.
                          ----------------------------
                          (Exact Name of Registrant as
                             Specified in Charter)


                                   000-21570
                                   ---------
                             (Commission File No.)


                                   75-2247099
                                   ----------
                                 (IRS Employer
                              Identification No.)


                                    Delaware
                                    --------
                          (State or Other Jurisdiction
                               of Incorporation)



                          1845 Woodall Rodgers Freeway
                                   Suite 1300
                              Dallas, Texas 75201
                              -------------------
                             (Address of Principal
                               Executive Offices)


                                 (214) 922-8700
                                 --------------
                            (Registrant's telephone
                          number, including area code)


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ITEM 2.   Acquisition or Disposition of Assets.

On July 13, 1999, stockholders of Chancellor Media Corporation and Capstar Broadcasting Corporation ("Capstar") voted to approve the merger of the two companies (the "Capstar Merger"). Concurrent with the stockholders' approval of the merger, stockholders also voted to re-name the new company AMFM Inc. The merger and name change were completed on the same day. Pursuant to the terms of the merger, Capstar stockholders will receive 0.4955 AMFM Inc. shares for each Capstar share held in a tax-free exchange. Based on the number of shares of Capstar Common Stock and options to purchase shares of Capstar Common Stock outstanding, AMFM Inc. will issue approximately 53.5 million shares and assume Capstar options and warrants representing the right to purchase approximately
3.3 million shares of AMFM Inc. Common Stock. AMFM Inc. is also assuming approximately $2.1 billion of Capstar's debt and PIK preferred stock. Upon consummation of the merger, AMFM Inc. had approximately 224.7 million fully diluted shares outstanding.

On July 1, 1999, Chancellor Media/Shamrock Broadcasting, Inc., a wholly-owned subsidiary of Chancellor Media Corporation of Los Angeles (together with its subsidiaries, "CMCLA"), an indirect wholly-owned subsidiary of AMFM Inc., consummated the acquisition of KKFR-FM and KFYI-AM in Phoenix from The Broadcast Group, Inc., for $90.0 million in cash plus various other direct acquisition costs (the "Phoenix Acquisition"). The purchase price of $90.0 million was determined as a result of an arms-length negotiation between CMCLA and The Broadcast Group, Inc., which are unrelated parties. CMCLA borrowed under its senior credit facility with a syndicate of commercial banks and other institutional lenders to finance the Phoenix Acquisition. A copy of CMCLA's senior credit facility, listing the commercial banks and other institutional lenders thereto, has previously been filed with the Securities and Exchange Commission as Exhibit 4.10 to the Current Report on Form 8-K of Evergreen Media Corporation, dated April 1, 1997 and filed on May 9, 1997. The assets acquired by CMCLA in the Phoenix Acquisition constitute broadcast licenses and physical property used in the radio broadcasting business and will continue to be utilized by CMCLA for such purposes.

ITEM 5.    Other Events.

On July 13, 1999, pursuant to the terms of the merger agreement between Chancellor Media Corporation and Capstar, R. Gerald Turner, formerly a director of Capstar, was appointed to the Board of Directors of AMFM Inc., with a term expiring at the 2002 annual meeting of stockholders.


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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


   7(a)  Financial Statements of Businesses Acquired

         The following historical financial statements have been previously filed by AMFM Inc. pursuant to AMFM Inc.'s Registration Statement on Form S-4, as amended (Reg. No. 333-80173) and thus, pursuant to General Instruction B.3 of Form 8-K, are not required to be reported again in the Current Report on Form 8-K: financial statements for Capstar Broadcasting Corporation and Subsidiaries as of December 31, 1997 and 1998 and for each of the three years in the period ended December 31, 1998; financial statements for Capstar Broadcasting Corporation and Subsidiaries as of December 31, 1998 and March 31, 1999 and for the three months ended March 31, 1998 and 1999; financial statements for Capstar Communications, Inc. and Subsidiaries (formerly known as SFX Broadcasting, Inc. and Subsidiaries) as of December 31, 1997 and 1998 and for the years ended December 31, 1996 and 1997, the five months ended May 31, 1998 and the seven months ended December 31, 1998; financial statements for Capstar Communications, Inc. and Subsidiaries (formerly known as SFX Broadcasting, Inc. and Subsidiaries) as of December 31, 1998 and March 31, 1999 and for the three months ended March 31, 1998 and 1999; financial statements for Commodore Media, Inc. and Subsidiaries for the period from January 1, 1996 to October 16, 1996 and the year ended December 31, 1995; financial statements for The Broadcast Group, Inc. as of December 31, 1998 and 1997 and for the years then ended; and combined financial statements for KFYI-AM and KKFR-FM as of March 31, 1999 and for the three months ended March 31, 1999 and 1998.

   7(b)  Pro Forma Financial Information

         Pro forma financial information reflecting the Capstar Merger and the Phoenix Acquisition will be provided by amendment to this Current Report on Form 8-K within 60 days of the date of this report.

   7(c)  Exhibits

         2.55(r)   Amended and Restated Agreement and Plan of Merger, dated as of April 29, 1999, among Chancellor Media Corporation, Capstar Broadcasting Corporation, CBC Acquisition Company, Inc. and CMC Merger Sub, Inc.

         2.56(r)   Asset Purchase Agreement, dated as of September 15, 1998, by and between The Broadcast Group, Inc. and Chancellor Media/Shamrock Broadcasting, Inc.

         2.60(jjj) First Amendment to Amended and Restated Agreement and Plan of
                        Merger, dated as of June 30, 1999, among Chancellor Media Corporation, Capstar Broadcasting Corporation and CMC Merger Sub, Inc.


---------------------------

(r) Incorporated by reference to the identically-numbered exhibit to the Quarterly Report on Form 10-Q of AMFM Inc. and Chancellor Media Corporation of Los Angeles for the quarterly period ending March
         31, 1999.

(jjj) Incorporated by reference to the identically numbered exhibit to Post-Effective Amendment No. 1 to Registration Statement on Form S-4 of AMFM Inc. filed with the Securities and Exchange Commission on July 1, 1999.


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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


AMFM INC.



By:   /s/ W. Schuyler Hansen
   --------------------------
      W. Schuyler Hansen
      Senior Vice President and
      Chief Accounting Officer



Date: July 15, 1999


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                               INDEX TO EXHIBITS

           2.55(r)   Amended and Restated Agreement and Plan of Merger, dated as of April 29, 1999, among Chancellor Media Corporation,
                          Capstar Broadcasting Corporation, CBC Acquisition
                          Company, Inc. and CMC Merger Sub, Inc.

           2.56(r)   Asset Purchase Agreement, dated as of September 15, 1998,
                          by and between The Broadcast Group, Inc. and
                          Chancellor Media/Shamrock Broadcasting, Inc.

           2.60(jjj) First Amendment to Amended and Restated Agreement and Plan
                          of Merger, dated as of June 30, 1999, among Chancellor
                          Media Corporation, Capstar Broadcasting Corporation and CMC Merger Sub, Inc.


---------------------------

(r) Incorporated by reference to the identically-numbered exhibit to the Quarterly Report on Form 10-Q of AMFM Inc. and Chancellor Media Corporation of Los Angeles for the quarterly period ending March
          31, 1999.

(jjj) Incorporated by reference to the identically numbered exhibit to Post-Effective Amendment No. 1 to Registration Statement on Form S-4 of AMFM Inc. filed with the Securities and Exchange Commission on July 1, 1999.